UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-21949

DWS Dreman Value Income Edge Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

Contents

click here Performance Summary

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Dividend Reinvestment and Cash Purchase Plan

click here Investment Management Agreement Approval

click here Additional Information

click here Privacy Statement

Investments in funds involve risk. Some funds have more risk than others. This fund is subject to market risk, meaning securities in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Management can take short positions in securities, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales — in effect, leveraging the fund's portfolio — could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management may focus its investments on certain industries or sectors, thereby increasing its vulnerability to any single industry, sector or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Yields and market value will fluctuate. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. Fixed-income securities are subject to interest-rate risk such that when interest rates rise, the prices of the fixed-income securities, and thus the value of the investment, can decline and the investor can lose principal value. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2007

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Total Returns as of 3/31/07
DWS Dreman Value Income Edge Fund, Inc.	Life of Fund*
Based on Net Asset Value(a)	1.60%
Based on Market Price(a)	-3.74%
Credit Suisse Tremont Long/Short Equity Index(b)	5.93%
Credit Suisse First Boston High Yield Index(b)	4.23%
Dow Jones Utilities Average(b)	10.80%
Blended Index(b)	6.97%
Lipper Closed-End Core Funds Category(c)	3.68%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price
As of 3/31/07
Net Asset Value	$ 19.00
Market Price	$ 18.87

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Four Months as of 3/31/07: Income Dividends	$ .38
* The Fund commenced operations on November 22, 2006. Index comparison began on November 30, 2006. Returns are not annualized.
(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
(b) The Blended Index is calculated using the performance of three unmanaged indices. These results are summed to produce the aggregate benchmark. The Credit Suisse Tremont Long/Short Equity Index (25%) is an unmanaged asset-weighted fund index with an objective to not be market neutral. The Credit Suisse First Boston High Yield Index (40%) is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. The Dow Jones Utilities Average (35%) is a price-weighted average of the 15 utility companies that are listed on the NYSE. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) Lipper's Closed-End Core Funds category represents funds that typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-growth value, compared to the S&P SuperComposite 1500 Index. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Portfolio Management Review

The closed-end DWS Dreman Value Income Edge Fund, Inc. (NYSE listing DHG) was established on November 22, 2006. The total net assets of the fund as of March 31, 2007 were $994 million with more than 52 million shares outstanding.

In the following interview, Lead Portfolio Manager David N. Dreman and Portfolio Managers F. James Hutchinson and Peter C. Andersen, CFA, discuss the economy, the market environment and performance of DWS Dreman Value Income Edge Fund, Inc. for the semiannual period ended March 31, 2007.

Q: How would you characterize the economic and market environment over the last six months?

A: The US economy has been growing at a rate of 2% to 2.5% since the spring of 2006, slightly below most estimates of its potential, and well below the 3.5% to 4% rate of the prior three years. Also, core inflation has been running a bit above the US Federal Reserve Board's (the Fed's) desired range. It is not unusual for growth to slow and inflation to rise at this stage of the business cycle. The economy has used up much of the slack in labor and product markets that made above-trend growth possible without straining resources or stoking inflation.

The slowdown has been concentrated mainly in housing, though there have been pockets of weakness in manufacturing, due largely to an inventory correction, and, in the last few months, in business investment. Balancing this weakness, consumer spending remains strong, the labor market remains solid and net exports are improving.

The main question now is whether the moderation in economic activity will be sufficient to reduce pressures on resources and help contain core inflation without becoming so severe that it develops into a prolonged period of growth well below trend. We believe that the economy will move through this rough spot fairly well. However, we expect that corporate profit growth will be slower than in recent years because competitive pressures and labor costs are likely to make further margin expansion difficult.

After rallying impressively since mid-year 2006, equity markets stumbled a bit in early 2007, part of a global increase in volatility of financial markets and investors' reduced tolerance for risk. In recent months bond markets have responded to the somewhat firmer tone of economic data by indicating less confidence in easing by the Fed than had previously been anticipated. We believe that interest rates will continue to be restrained by benign inflation expectations, a structural decline in term premiums reflecting lower volatility of economic growth and inflation, and a surplus in desired savings relative to desired investment abroad.

Q: How is the fund managed?

A: The fund seeks to achieve a high level of total return. The fund pursues its investment objective through a combination of two strategies, an income strategy and a hedge strategy. The income strategy, which is designed to generate regular income with the potential for capital appreciation while reducing volatility, uses a value-oriented approach to select investments in preferred shares, dividend-paying common stocks, high-yield bonds and other income-producing securities. The hedge strategy is a quantitative long/short strategy designed to seek returns using a contrarian approach. We generally seek to buy stocks with low price-earnings ratios and take short positions in stocks with high price-earnings ratios.

Q: How did the fund perform in its first few months of operation?

A: Net asset value as of March 31, 2007 was $19.00, compared with $19.10 at inception. On a net asset value basis, the fund's total return, including dividend reinvestments, was 1.60% for the period ending March 31, 2007. On a market value basis, the fund's return was -3.74% for the period ending March 31, 2007.

Q: How is the portfolio structured, and what does that mean for performance?

A: Approximately 80% of the holdings are in income-producing securities. These include common stocks that pay attractive dividends, preferred stocks, high yield bonds, and other securities such as Canadian royalty trusts that offer good yields without excessive risk.

In the pure equity portion of the portfolio — the portion that is not part of the hedge strategy — holdings have underperformed both the Standard & Poor's 500® (S&P 500) Index and the Russell 1000® Index.1 The main reason is that the best-performing dividend-paying stocks have been in categories such as utility stocks, real estate investment trusts and natural resource stocks where we have not found many potential investments that appear to offer good value. Instead, we hold significant positions in oil and bank stocks, some of which have come under pressure from concerns about the weakening housing market. We believe that the market's temporary concerns about bank and the oil stocks are exaggerated, and we believe that they will outperform the market over time.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The high-yield bond portion of the portfolio has performed well. And while we hope that this good performance will continue, we always caution investors against paying too much attention to short-term results.

In the hedge portion of the portfolio, which represents approximately 20% of the fund, the strategy has not been successful during the short period the fund has operated. The reason is that stocks with high price-to-earnings ratios have performed better than stocks with low price-to-earnings ratios, while we have been taking long positions in (buying) stocks with low price-to-earnings ratios and selling short stocks with high price-to-earnings ratios. We believe that this is a short-term situation. Over the long term, we expect stocks with low price-to-earnings ratios to perform better than stocks with high price-to-earnings ratios.

Q: Do you have other comments for shareholders?

While we are disappointed that the fund's total return has been just slightly positive during the first few months of operation, we have confidence in the effectiveness of our strategy.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks, Corporate and Foreign Bonds)	3/31/07

Financials	26%
Energy	19%
Consumer Discretionary	15%
Materials	14%
Industrials	7%
Telecommunications Services	6%
Consumer Staples	5%
Information Technology	4%
Health Care	3%
Utilities	1%
100%
Ten Largest Long Equity Holdings at March 31, 2007 (24.7% of Net Assets)
1. Crystal River Capital, Inc. Investor in real estate-related securities, loans and other assets	3.5%
2. Thornburg Mortgage, Inc. Mortgage portfolio lending institution that invests in a portfolio of highly rated adjustable-rate mortgage securities	3.1%
3. Harvest Energy Trust Focuses on acquiring high-quality, mature oil and natural gas properties	2.8%
4. Deerfield Triarc Capital Corp. Specialty finance company that invests in real estate-related securities	2.6%
5. Vector Group Ltd. Manufacturer of cigarettes	2.5%
6. Pengrowth Energy Trust Royalty trust that invests in beneficial interests in producing oil and gas fields	2.3%
7. Apollo Investment Corp. Closed-end management investment company	2.1%
8. Newcastle Investment Corp. Operator of a real estate investment trust company	2.1%
9. Fairborne Energy Trust Oil and natural gas energy trust	2.0%
10. Eagle Bulk Shipping, Inc. Transporter of iron ore, coal, grain, cement and fertilizer	1.7%

Asset allocation, sector diversifications and portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	3/31/07

Information Technology	23%
Consumer Discretionary	21%
Health Care	16%
Financials	12%
Materials	8%
Industrials	7%
Energy	6%
Consumer Staples	4%
Telecommunications Services	2%
Utilities	1%
100%
Ten Largest Securities Sold Short Equity Holdings at March 31, 2007 (3.0% of Net Assets)
1. MedImmune, Inc. Developer and marketer of products for the prevention and treatment of infectious diseases	0.3%
2. AvalonBay Communities, Inc. Self-managed, multi-family real estate investment trust	0.3%
3. Archstone-Smith Trust Owner and developer of real estate specializing in apartments	0.3%
4. EMC Corp. Provider of enterprise storage systems, software, networks and services	0.3%
5. News Corp. An international media company	0.3%
6. Equitable Resources, Inc. An integrated energy company	0.3%
7. Broadcom Corp. Manufacturer of integrated silicon solutions for broadband digital data	0.3%
8. Schering-Plough Corp. Producer of pharmaceuticals and industrial chemicals	0.3%
9. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	0.3%
10. Qwest Communications International, Inc. Provider of broadband Internet-based data, voice and image communications	0.3%

Sector diversifications and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2007 (Unaudited)

	Shares	Value ($)

Long Positions 142.7%
Common Stocks 70.0%
Consumer Discretionary 3.2%
Automobiles 0.3%
General Motors Corp.	86,100	2,638,104
Hotels Restaurants & Leisure 0.5%
Centerplate, Inc. (IDS) (Units)	133,800	2,175,588
Royal Caribbean Cruises Ltd.	64,200	2,706,672
		4,882,260
Household Durables 1.1%
D.R. Horton, Inc. (a)	122,000	2,684,000
Fortune Brands, Inc.	34,400	2,711,408
Pulte Homes, Inc. (a)	103,300	2,733,318
Whirlpool Corp. (a)	31,900	2,708,629
		10,837,355
Media 1.0%
Cinram International Income Fund (Units)	364,300	7,652,035
Gannett Co., Inc. (a)	48,000	2,701,920
		10,353,955
Specialty Retail 0.3%
Home Depot, Inc. (a)	73,200	2,689,368
Consumer Staples 3.1%
Food Products 0.4%
B&G Foods, Inc. (EIS) (Units)	159,300	3,710,097
Tobacco 2.7%
Reynolds American, Inc.	43,300	2,702,353
Vector Group Ltd.	1,329,600	24,876,816
		27,579,169
Energy 22.3%
Energy Equipment & Services 0.5%
ENSCO International, Inc. (a)	49,100	2,671,040
Noble Corp.	34,100	2,682,988
		5,354,028
Oil, Gas & Consumable Fuels 21.8%
AltaGas Income Trust (Units)	32,800	694,922
Anadarko Petroleum Corp. (a)	62,700	2,694,846
Apache Corp. (a)	38,400	2,714,880
ARC Energy Trust (Units)	766,900	14,115,743
Bonavista Energy Trust (Units)	606,500	16,206,604
BP Prudhoe Bay Royalty Trust	98,900	6,574,872
Chesapeake Energy Corp. (a)	86,600	2,674,208
Chevron Corp. (a)	36,300	2,684,748
ConocoPhillips (a)	38,900	2,658,815
Cresent Point Energy Trust (Units)	971,600	15,552,333
Devon Energy Corp. (a)	38,800	2,685,736
Double Hull Tankers, Inc.	1,039,000	15,356,420
EOG Resources, Inc. (a)	37,500	2,675,250
Exxon Mobil Corp. (a)	35,600	2,686,020
Fairborne Energy Trust (Units)	2,638,500	19,951,585
Freehold Royalty Trust (Units)	592,300	7,362,066
Frontline Ltd.	222,700	7,905,850
Harvest Energy Trust (Units)	1,116,200	27,425,034
Hess Corp. (a)	47,300	2,623,731
Marathon Oil Corp. (a)	26,300	2,599,229
NAL Oil & Gas Trust (Units)	1,045,700	10,642,681
Noble Energy, Inc. (a)	44,300	2,642,495
Occidental Petroleum Corp. (a)	54,000	2,662,740
Pengrowth Energy Trust (Units)	1,333,500	22,496,145
Penn West Energy Trust (Units)	498,300	14,640,054
Ship Finance International Ltd.	23,861	654,494
Tesoro Corp.	27,600	2,771,868
XTO Energy, Inc. (a)	48,900	2,680,209
		217,033,578
Financials 27.9%
Capital Markets 3.0%
American Capital Strategies Ltd. (a)	60,900	2,698,479
Bear Stearns Companies, Inc. (a)	18,200	2,736,370
Hercules Technology Growth Capital, Inc.	991,600	13,584,920
Lehman Brothers Holdings, Inc. (a)	38,400	2,690,688
Merrill Lynch & Co., Inc.	32,700	2,670,609
Morgan Stanley (a)	34,300	2,701,468
The Goldman Sachs Group, Inc. (a)	13,000	2,686,190
		29,768,724
Commercial Banks 3.5%
BB&T Corp. (a)	65,900	2,703,218
Comerica, Inc. (a)	45,700	2,701,784
KeyCorp. (a)	71,900	2,694,093
Marshall & Ilsley Corp.	58,300	2,699,873
National City Corp. (a)	72,900	2,715,525
PNC Financial Services Group, Inc. (a)	37,700	2,713,269
Regions Financial Corp. (a)	77,000	2,723,490
SunTrust Banks, Inc. (a)	32,100	2,665,584
TD Banknorth, Inc. (a)	83,600	2,688,576
UnionBanCal Corp. (a)	42,700	2,708,034
US Bancorp. (a)	77,400	2,706,678
Wachovia Corp. (a)	48,800	2,686,440
Wells Fargo & Co.	78,800	2,713,084
		35,119,648
Consumer Finance 0.6%
Capital One Financial Corp. (a)	35,600	2,686,376
SLM Corp.	65,800	2,691,220
		5,377,596
Diversified Financial Services 1.1%
Bank of America Corp. (a)	53,000	2,704,060
CIT Group, Inc. (a)	51,200	2,709,504
Citigroup, Inc. (a)	52,800	2,710,752
JPMorgan Chase & Co. (a)	56,100	2,714,118
		10,838,434
Insurance 6.0%
ACE Ltd.	47,100	2,687,526
Allstate Corp. (a)	44,900	2,696,694
Ambac Financial Group, Inc. (a)	31,100	2,686,729
American International Group, Inc.	40,100	2,695,522
Assurant, Inc. (a)	50,600	2,713,678
Chubb Corp. (a)	52,100	2,692,007
CNA Financial Corp.*	62,800	2,706,052
Everest Re Group, Ltd.	28,100	2,702,377
Genworth Financial, Inc. "A" (a)	77,000	2,690,380
Hartford Financial Services Group, Inc. (a)	28,500	2,724,030
Lincoln National Corp. (a)	39,900	2,704,821
Loews Corp. (a)	59,300	2,693,999
MBIA, Inc. (a)	41,400	2,711,286
MetLife, Inc. (a)	42,500	2,683,875
Progressive Corp. (a)	123,900	2,703,498
Prudential Financial, Inc. (a)	29,900	2,698,774
SAFECO Corp. (a)	40,500	2,690,415
The Travelers Companies, Inc.	51,900	2,686,863
Torchmark Corp. (a)	41,600	2,728,544
UnumProvident Corp.	119,400	2,749,782
WR Berkley Corp. (a)	81,400	2,695,968
XL Capital Ltd. "A"	38,800	2,714,448
		59,457,268
Real Estate Investment Trusts 13.2%
American Home Mortgage Investment Corp. (REIT) (a)	314,300	8,482,957
Crystal River Capital, Inc. (REIT)	1,288,100	34,572,604
Deerfield Triarc Capital Corp. (REIT)	1,692,800	25,375,072
iStar Financial, Inc. (REIT)	58,300	2,730,189
Jer Investors Trust, Inc. (REIT)	452,700	8,610,354
Newcastle Investment Corp. (REIT)	750,500	20,811,365
Thornburg Mortgage, Inc. (REIT)	1,175,500	30,563,000
		131,145,541
Thrifts & Mortgage Finance 0.5%
Countrywide Financial Corp. (a)	79,800	2,684,472
Washington Mutual, Inc. (a)	66,700	2,693,346
		5,377,818
Health Care 0.5%
Biotechnology 0.3%
Amgen, Inc.*	48,300	2,699,004
Pharmaceuticals 0.2%
Pfizer, Inc. (a)	106,800	2,697,768
Industrials 5.8%
Aerospace & Defense 0.3%
Goodrich Corp.	52,600	2,707,848
Building Products 0.3%
Masco Corp. (a)	99,300	2,720,820
Commercial Services & Supplies 0.3%
R.R. Donnelley & Sons Co. (a)	73,500	2,689,365
Machinery 2.3%
Cummins, Inc. (a)	18,800	2,720,736
Eaton Corp. (a)	32,100	2,682,276
Ingersoll-Rand Co., Ltd. "A" (a)	62,700	2,719,299
New Flyer Industries, Inc. (IDS) (Units)	920,600	7,336,094
PACCAR, Inc. (a)	37,300	2,737,820
Parker Hannifin Corp. (a)	31,400	2,710,134
Wajax Income Fund (Units)	75,800	2,121,349
		23,027,708
Marine 1.7%
Eagle Bulk Shipping, Inc.	891,700	17,290,063
Road & Rail 0.9%
Contrans Income Fund (Units)	683,800	6,159,827
Norfolk Southern Corp.	53,800	2,722,280
		8,882,107
Materials 2.2%
Chemicals 0.8%
Dow Chemical Co. (a)	58,000	2,659,880
Lyondell Chemical Co. (a)	86,800	2,601,396
PPG Industries, Inc. (a)	38,100	2,678,811
		7,940,087
Metals & Mining 1.4%
Alcoa, Inc. (a)	80,100	2,715,390
Freeport-McMoRan Copper & Gold, Inc. "B" (a)	41,900	2,773,361
Nucor Corp.	41,500	2,702,895
Southern Copper Corp. (a)	37,900	2,715,914
United States Steel Corp. (a)	27,600	2,737,092
		13,644,652
Telecommunication Services 3.7%
Diversified Telecommunication Services 3.4%
Embarq Corp.	48,200	2,716,070
FairPoint Communications, Inc.	882,200	16,947,062
Iowa Telecommunications Services, Inc.	601,300	12,026,000
Verizon Communications, Inc. (a)	72,300	2,741,616
		34,430,748
Wireless Telecommunication Services 0.3%
Sprint Nextel Corp.	145,300	2,754,888
Utilities 1.3%
Electric Utilities 0.3%
Duke Energy Corp.	132,400	2,686,396
Independent Power Producers & Energy Traders 0.7%
Primary Energy Recycling Corp. (EIS)(Units)	600,300	4,674,489
TXU Corp. (a)	41,400	2,653,740
		7,328,229
Multi-Utilities 0.3%
Sempra Energy (a)	43,500	2,653,938
Total Common Stocks Long Positions (Cost $695,173,741)		696,316,564
	Principal Amount ($)	Value ($)

Corporate Bonds 59.2%
Consumer Discretionary 17.1%
ArvinMeritor, Inc., 8.125%, 9/15/2015	17,000,000	16,872,500
Broder Brothers Co., Series B, 11.25%, 10/15/2010	10,025,000	10,225,500
Charter Communications Holdings LLC, 11.0%, 10/1/2015	8,000,000	8,300,000
General Motors Corp.:
7.2%, 1/15/2011	5,000,000	4,750,000
7.7%, 4/15/2016	6,000,000	5,580,000
8.8%, 3/1/2021	1,000,000	962,500
Goodyear Tire & Rubber Co., 9.0%, 7/1/2015	12,000,000	13,170,000
Hertz Corp., 10.5%, 1/1/2016	18,000,000	20,520,000
Libbey Glass, Inc., 12.348%**, 6/1/2011	15,000,000	16,350,000
LodgeNet Entertainment Corp., 9.5%, 6/15/2013	5,000,000	5,463,925
Neiman-Marcus Group, Inc., 10.375%, 10/15/2015	28,000,000	31,220,000
Six Flags, Inc., 9.75%, 4/15/2013	10,000,000	9,525,000
Tenneco, Inc., 8.625%, 11/15/2014	3,000,000	3,127,500
Toys "R" Us, Inc., 7.875%, 4/15/2013	9,000,000	8,302,500
United Rentals North America, Inc., 7.75%, 11/15/2013	15,000,000	15,412,500
		169,781,925
Consumer Staples 3.9%
Alliance One International, Inc., 12.75%, 11/15/2012	5,395,000	5,961,475
Swift & Co., 10.125%, 10/1/2009	11,878,000	12,264,035
Sally Holdings LLC, 144A, 9.25%, 11/15/2014	10,000,000	10,275,000
Travelport, Inc., 144A, 9.875%, 9/1/2014	10,000,000	10,475,000
		38,975,510
Energy 3.5%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014	13,000,000	13,097,500
Clayton Williams Energy, Inc., 7.75%, 8/1/2013	15,750,000	14,805,000
Geokinetics, Inc., 144A, 11.855%**, 12/15/2012	7,000,000	7,210,000
		35,112,500
Financials 6.4%
Ford Motor Credit Co., 9.875%, 8/10/2011	10,000,000	10,590,040
Hexion US Finance Corp.:
144A, 9.75%, 11/15/2014	12,000,000	12,585,000
144A, 9.86%**, 11/15/2014	2,000,000	2,050,000
Preferred Term Securities XIX Ltd., 144A, Income Note, 15.0%***, 12/22/2035	2,500,000	2,041,972
Preferred Term Securities XVI Ltd., 144A, Income Note, 15.0%***, 3/23/2035	3,900,000	3,416,810
Preferred Term Securities XVII Ltd., 144A, Income Note, 15.0%***, 6/23/2035	3,750,000	2,979,134
Preferred Term Securities XVIII Ltd., 144A, Income Note, 15.0%***, 9/23/2035	3,750,000	3,019,187
Preferred Term Securities XXI Ltd., 144A, Income Note, 15.0%***, 3/22/2038	3,750,000	3,445,169
Preferred Term Securities XXIII Ltd., Income Note, 15.01%***, 12/31/2038	3,750,000	3,462,947
Preferred Term Securities XXIV Ltd., Income Note, 15.07%***, 3/22/2037	7,500,000	7,199,019
Wimar Opco Financial Corp., 144A, 9.625%, 12/15/2014	13,000,000	13,048,750
		63,838,028
Health Care 3.5%
HCA, Inc., 144A, 9.25%, 11/15/2016	24,500,000	26,429,375
Select Medical Corp., 11.08%**, 9/15/2015	3,000,000	2,880,000
Tenet Healthcare Corp., 9.875%, 7/1/2014	5,500,000	5,555,000
		34,864,375
Industrials 3.2%
Aramark Services, Inc., 5.0%, 6/1/2012	5,000,000	4,487,500
Casella Waste Systems, Inc., 9.75%, 2/1/2013	17,740,000	18,804,400
Ply Gem Industries, Inc., 9.0%, 2/15/2012	10,000,000	8,675,000
		31,966,900
Information Technology 5.2%
Freescale Semiconductor, Inc.:
144A, 8.875%, 12/15/2014	13,500,000	13,516,875
144A, 10.125%, 12/15/2016	15,000,000	15,037,500
SunGard Data Systems, Inc.:
9.125%, 8/15/2013	7,000,000	7,507,500
10.25%, 8/15/2015	14,500,000	15,823,125
		51,885,000
Materials 13.3%
Berry Plastics Holding, Corp., 8.875%, 9/15/2014	13,000,000	13,292,500
Bowater, Inc.:
9.375%, 12/15/2021	15,000,000	15,075,000
144A, 9.5%, 10/15/2012	2,000,000	2,040,000
Crown Cork & Seal Co., Inc.:
7.375%, 12/15/2026	1,000,000	945,000
8.0%, 4/15/2023	19,394,000	19,006,120
Georgia Gulf Corp., 144A, 9.5%, 10/15/2014	7,500,000	7,200,000
Graham Packaging Co., Inc., 9.875%, 10/15/2014	20,000,000	20,400,000
Jefferson Smurfit Corp., 8.25%, 10/1/2012	12,500,000	12,500,000
Neenah Foundry Co., 144A, 9.5%, 1/1/2017	12,000,000	12,000,000
Owens-Illinois, Inc., 7.8%, 5/15/2018	15,500,000	15,848,750
Smurfit-Stone Container Enterprises, 8.375%, 7/1/2012	3,000,000	3,007,500
Union Carbide Corp., 7.75%, 10/1/2096	10,000,000	10,657,560
		131,972,430
Telecommunication Services 3.1%
Hawaiian Telcom Communications, Inc., Series B, 12.5%, 5/1/2015	11,000,000	12,045,000
Level 3 Financing, Inc.:
144A, 9.25%, 11/1/2014	12,000,000	12,330,000
12.25%, 3/15/2013	5,000,000	5,850,000
		30,225,000
Total Corporate Bonds (Cost $584,695,059)		588,621,668

Foreign Bonds — US$ Denominated 8.1%
Financials 1.8%
Compton Petroleum Finance Corp., 7.625%, 12/1/2013	18,000,000	17,595,000
Industrials 1.5%
Quebecor World Capital Corp., 144A, 8.75%, 3/15/2016	14,500,000	14,681,250
Materials 3.3%
Abitibi-Consolidated Co. of Canada, 8.375%, 4/1/2015	14,000,000	13,160,000
Ineos Group Holdings PLC, 144A, 8.5%, 2/15/2016	20,500,000	19,628,750
		32,788,750
Telecommunication Services 1.5%
Nortel Networks Ltd., 144A, 10.75%, 7/15/2016	13,500,000	14,985,000
Total Foreign Bonds — US$ Denominated (Cost $78,244,374)		80,050,000
	Shares	Value ($)

Closed-End Investment Companies 4.4%
Apollo Investment Corp. (a)	985,600	21,091,840
Evergreen Income Advantage Fund	895,400	12,866,898
Hyperion Total Return Fund	129,900	1,156,110
Nuveen Preferred & Convertible Income Fund 2	479,200	6,708,800
Pioneer High Income Trust	115,300	2,056,952
Total Closed-End Investment Companies (Cost $44,965,135)		43,880,600

Cash Equivalents 1.0%
Cash Management QP Trust, 5.33% (b) (Cost $10,067,053)	10,067,053	10,067,053
	% of Net Assets	Value ($)

Total Long Positions (Cost $1,413,145,362)+	142.7	1,418,935,885
Other Assets and Liabilities, Net	31.2	310,167,690
Notes Payable	(46.8)	(465,000,000)
Securities Sold Short	(27.1)	(269,618,342)
Net Assets	100.0	994,485,233
+ The cost for federal income tax purposes was $1,413,145,362. At March 31, 2007, net unrealized appreciation for all securities based on tax cost was $5,790,523. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,015,853 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,225,330.
	Shares	Value ($)

Common Stocks Sold Short 27.1%
Consumer Discretionary 5.7%
Hotels Restaurants & Leisure 2.1%
Harrah's Entertainment, Inc.	32,000	2,702,400
Hilton Hotels Corp.	74,500	2,679,020
International Game Technology	67,000	2,705,460
Las Vegas Sands Corp.*	30,800	2,667,588
Marriott International, Inc. "A"	55,200	2,702,592
Starbucks Corp.*	86,000	2,696,960
Starwood Hotels & Resorts Worldwide, Inc.	41,600	2,697,760
Wynn Resorts Ltd.	28,100	2,665,566
		21,517,346
Household Durables 0.3%
Harman International Industries, Inc.	27,700	2,661,416
Internet & Catalog Retail 0.8%
Amazon.com, Inc.*	68,400	2,721,636
IAC/InterActiveCorp.*	71,800	2,707,578
Liberty Media Corp. — Interactive "A"*	112,600	2,682,132
		8,111,346
Leisure Equipment & Products 0.3%
Eastman Kodak Co.	117,600	2,653,056
Media 1.6%
Comcast Corp. "A"*	104,400	2,709,180
Echostar Communications Corp. "A"*	62,900	2,731,747
Liberty Media Corp. — Capital "A"*	24,700	2,731,573
McGraw-Hill Companies, Inc.	42,500	2,672,400
News Corp. "A"	119,400	2,760,528
Time Warner, Inc.	135,100	2,664,172
		16,269,600
Multiline Retail 0.3%
Dollar General Corp.	127,400	2,694,510
Specialty Retail 0.3%
Tiffany & Co.	58,600	2,665,128
Consumer Staples 1.1%
Food & Staples Retailing 0.5%
Walgreen Co.	58,000	2,661,620
Whole Foods Market, Inc.	60,500	2,713,425
		5,375,045
Food Products 0.3%
William Wrigley Jr. Co.	53,000	2,699,290
Personal Products 0.3%
Avon Products, Inc.	72,700	2,708,802
Energy 1.6%
Energy Equipment & Services 0.3%
Transocean, Inc.*	33,100	2,704,270
Oil, Gas & Consumable Fuels 1.3%
Enterprise Products Partners LP	84,200	2,677,560
Kinder Morgan Energy Partners LP	50,700	2,670,876
Southwestern Energy Co.*	66,200	2,712,876
Ultra Petroleum Corp.*	51,000	2,709,630
Williams Companies, Inc.	94,300	2,683,778
		13,454,720
Financials 3.3%
Capital Markets 0.8%
BlackRock, Inc.	17,200	2,688,532
SEI Investments Co.	45,000	2,710,350
T. Rowe Price Group, Inc.	56,800	2,680,392
		8,079,274
Diversified Financial Services 1.4%
Chicago Mercantile Exchange Holdings, Inc. "A"	5,100	2,715,546
Leucadia National Corp.	91,100	2,680,162
Moody's Corp.	43,700	2,712,022
Nymex Holdings Inc.	20,100	2,728,776
NYSE Euronext*	27,900	2,615,625
		13,452,131
Real Estate Investment Trusts 0.5%
Archstone-Smith Trust (REIT)	50,900	2,762,852
AvalonBay Communities, Inc. (REIT)	21,300	2,769,000
		5,531,852
Real Estate Management & Development 0.3%
CB Richard Ellis Group, Inc. "A"*	78,200	2,672,876
Thrifts & Mortgage Finance 0.3%
Hudson City Bancorp., Inc.	198,500	2,715,480
Health Care 4.3%
Biotechnology 1.1%
Celgene Corp.*	50,900	2,670,214
Genentech, Inc.*	32,800	2,693,536
Gilead Sciences, Inc.*	35,800	2,738,700
MedImmune, Inc.*	76,900	2,798,391
		10,900,841
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	51,000	2,686,170
Biomet, Inc.	63,400	2,693,866
C.R. Bard, Inc.	33,900	2,695,389
St. Jude Medical, Inc.*	70,700	2,659,027
Varian Medical Systems, Inc.*	57,200	2,727,868
		13,462,320
Health Care Providers & Services 0.5%
Express Scripts, Inc.*	32,700	2,639,544
Medco Health Solutions, Inc.*	37,300	2,705,369
		5,344,913
Life Sciences Tools & Services 0.5%
Thermo Fisher Scientific, Inc.*	58,400	2,730,200
Waters Corp.*	46,900	2,720,200
		5,450,400
Pharmaceuticals 0.8%
Allergan, Inc.	24,400	2,704,008
Bristol-Myers Squibb Co.	97,400	2,703,824
Schering-Plough Corp.	107,600	2,744,876
		8,152,708
Industrials 1.9%
Aerospace & Defense 0.3%
Boeing Co.	30,100	2,676,191
Air Freight & Logistics 0.5%
C.H. Robinson Worldwide, Inc.	56,400	2,693,100
Expeditors International of Washington, Inc.	65,500	2,706,460
		5,399,560
Airlines 0.3%
AMR Corp.*	87,900	2,676,555
Commercial Services & Supplies 0.2%
Monster Worldwide, Inc.*	56,300	2,666,931
Construction & Engineering 0.3%
Fluor Corp.	30,000	2,691,600
Road & Rail 0.3%
Hertz Global Holdings, Inc.*	114,900	2,723,130
Information Technology 6.2%
Communications Equipment 0.3%
QUALCOMM, Inc.	63,300	2,700,378
Computers & Peripherals 0.8%
Apple, Inc.*	28,900	2,685,099
EMC Corp.*	199,400	2,761,690
Network Appliance, Inc.*	73,900	2,698,828
		8,145,617
Internet Software & Services 1.3%
Akamai Technologies, Inc.*	54,400	2,715,648
eBay, Inc.*	81,200	2,691,780
Google, Inc. "A"*	5,800	2,657,328
VeriSign, Inc.*	107,600	2,702,912
Yahoo!, Inc.*	85,600	2,678,424
		13,446,092
IT Services 1.3%
Automatic Data Processing, Inc.	55,000	2,662,000
Cognizant Technology Solutions Corp. "A"*	29,800	2,630,446
Electronic Data Systems Corp.	96,500	2,671,120
MasterCard, Inc. "A"	25,200	2,677,248
Paychex, Inc.	68,600	2,597,882
		13,238,696
Semiconductors & Semiconductor Equipment 1.4%
Broadcom Corp. "A"*	86,000	2,758,020
MEMC Electronic Materials, Inc.*	44,100	2,671,578
Microchip Technology, Inc.	74,900	2,661,197
Micron Technology, Inc.*	224,000	2,705,920
Xilinx, Inc.	105,000	2,701,650
		13,498,365
Software 1.1%
Adobe Systems, Inc.*	64,700	2,697,990
Autodesk, Inc.*	71,600	2,692,160
CA, Inc.	102,800	2,663,548
Electronic Arts, Inc.*	51,900	2,613,684
		10,667,382
Materials 2.2%
Chemicals 0.8%
Ecolab, Inc.	63,300	2,721,900
Monsanto Co.	49,600	2,726,016
The Mosaic Co.*	101,600	2,708,656
		8,156,572
Construction Materials 0.6%
Martin Marietta Materials, Inc.	19,900	2,690,480
Vulcan Materials Co.	23,200	2,702,336
		5,392,816
Metals & Mining 0.5%
Newmont Mining Corp.	62,900	2,641,171
Titanium Metals Corp.*	75,700	2,716,116
		5,357,287
Paper & Forest Products 0.3%
International Paper Co.	74,700	2,719,080
Telecommunication Services 0.5%
Diversified Telecommunication Services 0.3%
Qwest Communications International, Inc.*	304,000	2,732,960
Wireless Telecommunication Services 0.2%
NII Holdings, Inc.*	36,300	2,692,734
Utilities 0.3%
Gas Utilities
Equitable Resources, Inc.	57,100	2,759,072
Total Common Stocks Sold Short (Proceeds $268,767,376)		269,618,342
* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2007.
*** Annualized yield at March 31, 2007. Not a coupon rate.
(a) Securities are pledged as collateral for short sales.
(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

EIS: Enhanced Income Security.

IDS: Income Deposit Security.

REIT: Real Estate Investment Trust.

As of March 31, 2007, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
Nasdaq 100 Index	6/15/2007	847	156,820,092	151,676,525	(5,143,567)
S&P 500 Index	6/14/2007	336	123,687,147	120,220,800	(3,466,347)
Total net unrealized depreciation					(8,609,914)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,403,078,309)	$ 1,408,868,832
Investment in Cash Management QP Trust (cost $10,067,053)	10,067,053
Total investments in securities, at value (cost $1,413,145,362)	1,418,935,885
Cash	1,310,583
Foreign currency, at value (cost $517,790)	526,844
Deposits with broker for securities sold short	266,703,794
Deposit with broker for open futures contracts	15,167,750
Receivable for investments sold	289,770,318
Receivable for daily variation margin on open futures contracts	207,725
Interest receivable	17,977,952
Dividends receivable	4,684,500
Other assets	434,777
Total assets	2,015,720,128
Liabilities
Payable for securities sold short, at value (proceeds of $268,767,376)	269,618,342
Payable for investments purchased	274,993,369
Notes payable	465,000,000
Interest on notes payable	2,737,275
Distributions payable	6,106,961
Dividends payable for securities sold short	125,227
Accrued management fee	1,232,316
Accrued offering costs	1,039,034
Other accrued expenses and payables	382,371
Total liabilities	1,021,234,895
Net assets, at value	$ 994,485,233
Net Assets
Net assets consist of: Undistributed net investment income	7,815,269
Net unrealized appreciation (depreciation) on: Investments	5,790,523
Futures	(8,609,914)
Securities sold short	(850,966)
Foreign currency related transactions	14,384
Accumulated net realized gain (loss)	(7,364,935)
Paid-in capital	997,690,872
Net assets, at value	$ 994,485,233
Net Asset Value
Net Asset Value per share ($994,485,233 ÷ 52,330,426 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 19.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from November 22, 2006 (commencement of operations) to March 31, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,334,720)	$ 22,062,058
Interest (net of foreign taxes withheld of $45,750)	17,347,787
Interest — Cash Management QP Trust	1,367,187
Total Income	40,777,032
Expenses: Management fee	4,567,480
Administration fee	456,748
Services to shareholders	20,015
Custodian fee	21,799
Auditing	24,188
Legal	32,841
Directors' fees and expenses	23,830
Reports to shareholders	29,274
Interest expense	6,932,538
Stock exchange listing fee	6,765
Registration fees	1,742
Dividends on short positions	629,879
Other	157,755
Total expenses before expense reductions	12,904,854
Expense reductions	(6,548)
Total expenses after expense reductions	12,898,306
Net investment income	27,878,726
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(11,012,552)
Futures	7,726,277
Closed short positions	(4,088,220)
Foreign currency related transactions	9,560
(7,364,935)
Net unrealized appreciation (depreciation) during the period on: Investments	5,790,523
Futures	(8,609,914)
Securities sold short	(850,966)
Foreign currency related transactions	14,384
(3,655,973)
Net gain (loss) on investment transactions	(11,020,908)
Net increase (decrease) in net assets resulting from operations	$ 16,857,818

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the period from November 22, 2006 (commencement of operations) to March 31, 2007 (Unaudited)
Cash Flows from Operating Activities:
Investment income received**	$ 18,495,065
Payment of operating expenses	(4,155,979)
Payment of interest expense	(4,195,263)
Proceeds from sales and maturities of investments	146,201,893
Purchases of investments	(1,575,426,244)
Net purchases, sales and maturities of short-term investments	(10,067,053)
Net payments on short sales	264,174,504
Net receipt (payment) on futures contracts	(1,091,362)
Cash provided (used) by operating activities	$ (1,166,064,439)
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ 465,000,000
Proceeds from shares sold	999,407,500
Distributions paid (net of reinvestment of distributions)	(13,952,924)
Offering costs paid	(781,166)
Cash provided (used) by financing activities	1,449,673,410
Increase (decrease) in cash	283,608,971
Cash at beginning of period	100,000
Cash at end of period*	$ 283,708,971
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Increase (decrease) in net assets resulting from operations	$ 16,857,818
(Increase) decrease in cost of investments	(1,413,145,362)
(Increase) decrease in unrealized appreciation (depreciation) on investments	(5,790,523)
(Increase) decrease in unrealized appreciation (depreciation) on securities sold short	850,966
(Increase) decrease in receivable for investments sold	(289,770,318)
(Increase) decrease in interest receivable	(17,977,952)
(Increase) decrease in dividends receivable	(4,684,500)
(Increase) decrease in other assets	(434,777)
(Increase) decrease in proceeds from securities sold short	268,767,376
Increase (decrease) in payable for investments purchased	274,993,369
Increase (decrease) in daily variation margin on open futures contracts	(207,725)
(Increase) decrease in dividends payable for securities sold short	125,227
Increase (decrease) in other accrued expenses and payables	1,614,687
Increase (decrease) in interest on notes payable	2,737,275
Cash provided (used) by operating activities	$ (1,166,064,439)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 3,572
* Includes foreign currency and deposits with broker for securities sold short and open futures contracts.
** Significant non-cash activity from market discount accretion and premium amortization in the net amount of $380,484 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended March 31, 2007 (Unaudited)*
Operations: Net investment income	$ 27,878,726
Net realized gain (loss) on investment transactions	(7,364,935)
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,655,973)
Net increase (decrease) in net assets resulting from operations	16,857,818
Distributions to shareholders from: Net investment income	(20,063,457)
Fund share transactions: Net proceeds from shares issued to shareholders	999,407,500
Reinvestment of distributions	3,572
Offering costs from issuance of common shares	(1,820,200)
Net increase (decrease) in net assets from Fund share transactions	997,590,872
Increase (decrease) in net assets	994,385,233
Net assets at beginning of period (initial capital)	100,000
Net assets at end of period (including undistributed net investment income of $7,815,269)	$ 994,485,233
Other Information
Shares outstanding at beginning of period	5,236**
Shares issued	52,325,000
Shares issued to shareholders in reinvestment of dividends	190
Shares outstanding at end of period	52,330,426
* For the period from November 22, 2006 (commencement of operations) to March 31, 2007 (Unaudited).
** Shares issued from initial capital.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.10[f]
Income (loss) from investment operations: Net investment income[b,c]	.54
Net realized and unrealized gain (loss) on investment transactions	(.22)
Total from investment operations	.32
Less distributions from: Net investment income	(.38)
Offering costs charged to paid-in capital	(.04)
Net asset value, end of period	$ 19.00
Market value, end of period	$ 18.87
Total Return
Based on net asset value (%)[d]	1.60**
Based on market value (%)[d]	(3.74)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	994
Ratio of expenses including interest expense and dividend expense for securities sold short (%)	3.85*
Ratio of expenses excluding interest expense and dividend expense for securities sold short (%)	1.59*
Ratio of net investment income (%)	8.32*
Portfolio turnover rate (%)	70**
Total debt outstanding at end of period ($ thousands)	465,000
Asset coverage per $1,000 of debt[e]	3,139
[a] For the period from November 22, 2006 (commencement of operations) to March 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Net investment income (loss) per share excluding interest expense and dividend expense on short sales for the period ended March 31, 2007 was $0.69.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[e] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
[f] Beginning per share amount reflects $20.00 initial public offering price net of sales load ($0.90 per share).
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

The closed-end DWS Dreman Value Income Edge Fund, Inc. (NYSE listing DHG) was established on November 22, 2006. The total net assets of the fund as of March 31, 2007 were $994 million with more than 52 million shares outstanding.

DWS Dreman Value Income Edge Fund, Inc. is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund is authorized to issue 100,000,000 shares, all of which are initially classified as Common Shares, $0.01 par value per share.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books of the broker and/or its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, this is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank and deposits with the broker for securities sold short at March 31, 2007. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Offering Costs. Offering costs of $1,820,200 were incurred in connection with the offering of Common Shares and were charged directly to paid-in capital in November 2006.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the period from November 22, 2006 (commencement of operations) to March 31, 2007, purchases and sales of investment securities (excluding short-term instruments and short sales transactions) aggregated $1,852,253,996 and $435,962,651, respectively. Purchases to cover securities sold short and securities sold short aggregated $142,374,611 and $407,053,767, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The investment management fee payable under the Investment Management Agreement is equal to an annual rate of 1.00% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the Common Shares plus the principal amount of any borrowings.

Dreman Value Management LLC ("Dreman") is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to Dreman. DIMA compensates Dreman out of the investment management fee it receives from the Fund.

Administration Fee. Pursuant to an Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. For the period from November 22, 2006 (commencement of operations) through March 31, 2007, the Advisor earned an Administration fee of $456,748, of which $123,232 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company (``DWS-SISC''), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period from November 22, 2006 (commencement of operations) through March 31, 2007, the amount charged to the Fund by DWS-SISC aggregated $10,361, of which $7,661 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from November 22, 2006 (commencement of operations) through March 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $4,674, all of which is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC or as otherwise permitted, the Fund may invest in the Cash Management QP Trust (the ``QP Trust''), an affiliated cash management vehicle, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period from November 22, 2006 (commencement of operations) through March 31, 2007, the Fund's custodian fees were reduced by $6,548 for custody credits earned.

F. Borrowings

The notes payable represents a secured loan of $465,000,000 from Barton Capital LLC at March 31, 2007. The note bears interest at the commercial paper rate plus dealer fees (5.45% at March 31, 2007), which is payable at maturity. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a five-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $465,000,000 and which is renewable annually until December 19, 2011.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the period from November 22, 2006 (commencement of operations) through March 31, 2007 was $439,950,980 with a weighted average interest rate of 5.41%.

G. Regulatory Matters and Litigation

Regulatory Settlements. The following discusses a number of settlements with various regulatory agencies involving the Fund's investment adviser and certain of its affiliates, as well as certain parallel private litigation matters. These settlements and litigation matters concern actions relating to improper trading, market timing and sales of shares of DWS Scudder open-end funds and do not involve the Fund.

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that, although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank and have already been paid into an escrow account. In addition, among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which DIMA, DAMI and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003. Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI paid disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. In addition, as part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Dividend Reinvestment and Cash Purchase Plan

UMB Bank, N.A. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has elected to have all dividends and distributions automatically reinvested in shares of common stock of the Fund (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend-disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant, the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund, and the Fund's Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a New York Stock Exchange trading date, then the next preceding New York Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of common stock for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the common stock on a particular date shall be the mean between the highest and lowest sales prices on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the common shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semiannually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Fund's Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

DWS Dreman Value Income Edge Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
210 W. 10th Street, Kansas City, MO 64105
(800) 294-4366.

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Common Shares are traded, in the OTC market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Fund's Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the common stock acquired for a Participant's account. For the purposes of cash investments, the Plan Agent or the Fund's Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as agent shall be the price per share allocable to each Participant in connection therewith.

The Fund's Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Fund's Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Fund's Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares. The Fund's Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Fund's Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Fund's Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Fund's Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Fund's Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Fund's Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Fund's Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Fund's Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction of a share to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Fund's Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund's Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder. US shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406 of the Code, if such shareholder is subject to the back-up withholding tax, including, without limitation, by reason of (i) such shareholder failing to furnish to the Fund his or her taxpayer identification number (the "TIN"), which for an individual is his or her social security number; (ii) the IRS notifying the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifying the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder failing to certify, under penalties of perjury, that he or she is not subject to back-up withholding. Shareholders should timely submit all information and certifications required in order to exempt them from backup withholding if such exemption is available to them. It is a shareholder's responsibility to supply such information and certifications to the Fund or their brokers, as necessary.

The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Fund's Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under the Plan's terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or the Fund's Transfer Agent under the Plan's terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Fund's Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors, unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees. The terms and conditions of the Plan are governed by the laws of the State of New York.

All correspondence and inquiries concerning the plan should be directed to DWS Scudder Investments Service Company at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

Investment Management Agreement Approval

Board Considerations in Connection with the Approval of the Investment Management Agreement

The Board of Directors, including the Independent Directors, approved the Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") at a meeting held on October 18, 2006. The Board reviewed comprehensive materials received from the Advisor, such as information about (i) the nature and quality of services to be provided by the Advisor, including information relating to administrative services to be provided under a separate agreement and compliance with legal requirements; (ii) the proposed management fee rate and estimated operating expense ratio of the Fund relative to other similar funds; (iii) expected fallout benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; (iv) the potential incidental benefits to the Advisor and its affiliates, the Fund and its shareholders; and (v) general information about the Advisor. During their consideration of the Agreement, the Independent Directors were advised by their independent legal counsel.

Nature, Quality and Extent of Services. The Board reviewed the nature, extent and quality of the portfolio management, administrative, legal and other services to be provided by the Advisor. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board considered that the Advisor would delegate the day-to-day management of the portfolio to Dreman Value Management, L.L.C. The Board concluded that the nature, quality and extent of services to be provided under the Agreement are expected to be satisfactory. Because the Fund is newly organized, the Board did not consider investment performance.

Fees and Expenses. The Board considered the Fund's management fee rate and estimated operating expense ratio. The Board considered that the Fund's management fee will be charged on the managed assets of the Fund. The Board considered that because the management fee is to be charged on managed assets, the management fees received by the Advisor will be higher during periods in which the Fund uses leverage, which may create a possible conflict of interest for the Advisor in recommending that the Fund use leverage. The Board compared the Fund's management fee rate and estimated operating expense ratio to a peer group based on data supplied by Lipper Inc. ("Lipper"). The Board noted that the peer group consisted of funds in the Lipper open-end Long/Short Category. The Board considered the Advisor's representation that because only one closed-end long/short fund currently exists, the Lipper open-end fund Long/Short Category is the most appropriate peer group for the Fund. The Advisor provided additional comparisons to other similar fund types for the reference of the Board. The information provided to the Board showed that the management fee rate and estimated operating expense ratio for the Fund were below the median of the peer group. On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by the Advisor.

Profitability. Although the Board did not receive detailed profitability information, the Board noted the Advisor's representation that the profitability to DIMA in connection with managing the Fund would be affected by a variety of factors and that based on the Advisor's experience, the Advisor believed that profitability would not be excessive.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the proposed management of the Fund and whether the Fund will benefit from any economies of scale. The Board considered whether the proposed management fee rate was reasonable in relation to the expected asset size of the Fund. The Board concluded that the Fund's proposed management fee rate reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including fees to be received by the Advisor for administrative services provided to the Fund and fees to be received by an affiliate of the Advisor for distribution services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Board Considerations in Connection with the Approval of the Sub-Advisory Agreement

The Board of Directors, including the Independent Directors, approved the Fund's sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") and Dreman Value Management, L.L.C. (the "Sub-Advisor") at a meeting held on October 18, 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Sub-Advisory Agreement. In connection with the approval of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services to be provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-Advisor, investment approach of the Sub-Advisor, the experience and skills of investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board received and reviewed information on the income strategy and quantitative long/short strategy to be used by the Sub-Advisor in managing the Fund.

The Board also considered that under the terms of the Sub-Advisory Agreement, subject to its fiduciary duties to the Fund, the Advisor shall not for a period of ten years recommend the termination of the Sub-Advisory Agreement or cause itself not to act as investment advisor to the Fund if such event would result in the termination of the Sub-Advisory Agreement. If the Advisor breaches this provision of the Sub-Advisory Agreement, the Sub-Advisor is entitled to certain minimum payments under the Agreement subject to certain limited exceptions. The Board noted the potential conflict of interest for the Advisor created by this provision.

On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by the Sub-Advisor are expected to be satisfactory.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee rate under the Sub-Advisory Agreement and how it related to the overall management fee structure of the Fund. The Board noted that after the first three years of the Fund's operations the sub-advisory fee rate would increase. The Board considered the Advisor's representation that the lower sub-advisory fee rate for the first three years of the Fund's operations is intended to be the way in which the Sub-Advisor shares in the up-front costs incurred in connection with the Fund's creation and launch. The Board also considered that the Advisor has agreed to pay the Sub-Advisor certain minimum sub-advisory fees for the first six years of the Fund's operations. The Board noted that like the management fee under the Fund's investment management agreement, the sub-advisory fee will be charged on managed assets; therefore, sub-advisory fees received by the Sub-Advisor will be higher during periods in which the Fund uses leverage, which may create a possible conflict of interest for the Sub-Advisor in recommending that the Fund use leverage.

The Board noted that the Sub-Advisor did not provide an estimate of profitability in connection with the management of the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Sub-Advisor, an unaffiliated third party, and that the Advisor compensates the Sub-Advisor from its fees.

As part of its approval of the investment management agreement with DIMA, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Sub-Advisor. The Board also considered the character and amount of other incidental benefits received by the Sub-Advisor and its affiliates. The Board noted that the Sub-Advisor agreed to adhere to DIMA's Soft Dollar Policy for the Fund, which includes an agreement not to use Fund brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board noted that DIMA has recently proposed and the Board is evaluating a change in its policies to permit the allocation of brokerage to acquire research services generated by parties other than the executing broker-dealer. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Sub-Advisory Agreement are fair and reasonable and that the approval of the Sub-Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Additional Information

Automated Information Lines	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites

www.dws-scudder.com

or visit our Direct Link:

www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

www.cef.dws-scudder/alerts.

Register online to receive email alerts on your DWS funds.

Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Plaza Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Transfer Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	DHG
CUSIP Number	23339M105

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

November 22* through November 30	n/a	n/a	n/a	n/a
December 1 through December 31	n/a	n/a	n/a	n/a
January 1 through January 31	n/a	n/a	n/a	n/a
February 1 through February 28	n/a	n/a	n/a	n/a
March 1 through March 31	n/a	n/a	n/a	n/a

Total	n/a	n/a	n/a	n/a

* DWS Dreman Value Income Edge Fund commenced operations on November 22, 2006.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Value Income Edge Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 29, 2007